Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2008

Boston Properties, Inc.

Second Quarter 2008

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability of our joint venture partners to satisfy their obligations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2008

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2008)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	142
Total Square Feet	46.8 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	142.4 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	3.01%
Total Combined Market Capitalization	$19.6 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Second Quarter 2008

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	Douglas T. Linde President	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Michael LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

	David A. Twardock Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael Walsh Senior Vice President, Finance

		Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Company Information

Corporate Headquarters 800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP	Investor Relations Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322	Inquires Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com
	Stock Exchange Listing	(f) 617.236.3311
	New York Stock Exchange	www.bostonproperties.com	Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007
High Closing Price	$105.04	$98.39	$113.60	$106.20	$119.47
Low Closing Price	$90.07	$82.10	$88.71	$92.82	$100.07
Average Closing Price	$97.79	$89.38	$100.95	$100.08	$112.73
Closing Price, at the end of the quarter	$90.22	$92.07	$91.81	$103.90	$102.13
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	3.01%	2.95%	2.96%	2.62%	2.66%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (2)	142,447	142,182	141,910	141,676	141,666
Closing market value of outstanding shares and units (thousands)	$12,851,568	$13,090,697	$13,028,757	$14,720,136	$14,468,349

(1)	Excludes special dividend of $5.98 per share paid on January 30, 2008.
(2)	For additional detail, see page 13.

Timing

Quarterly results for 2008 will be announced according to the following schedule:

Third Quarter	Late October 2008
Fourth Quarter	Late January 2009

Boston Properties, Inc.

Second Quarter 2008

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Mitchell Germain / Ian Hunter	Anthony Paolone / Michael Mueller	Thomas Cook	Rating Agencies:
Banc of America Securities	J.P. Morgan Securities	Citigroup Global Markets
646.855.1794 / 646.855.0305	212.622.6682 / 212.622.6689	212.723.1112	Janice Svec
			Fitch Ratings
Michael Bilerman / Irwin Guzman	Jordan Sadler / Craig Mailman	Matthew Lynch	212.908.0304
Citigroup Global Markets	KeyBanc Capital Markets	Credit Suisse Securities
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316	212.325.6456	Karen Nickerson
			Moody’s Investors Service
Steve Benyik	Steve Sakwa / Ian Weissman	Mark Streeter	212.553.4924
Credit Suisse North America	Merrill Lynch & Company	J.P. Morgan Securities
212.538.0239	212.449.0335 / 212.449.6255	212.834.5086	James Fielding
			Standard & Poor’s
Lou Taylor / Kristin Brown	David Rogers / Mike Carroll	Thierry Perrein / Jason Jones	212.438.2452
Deutsche Bank Securities	RBC Capital Markets	Wachovia
203.863.2381 / 212.250.6799	440.715.2647 / 440.715.2649	704.715.8455 / 704.715.7932

Wilkes Graham	John Guinee / Erin Aslakson
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company
703.312.9737	443.224.1307 / 443.224.1350

Jay Habermann / Sloan Bohlen	James Feldman
Goldman Sachs & Company	UBS Investment Research
917.343.4260 / 212.902.2796	212.713.4932

Michael Knott
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2008

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 50.

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Income Items:
Revenue	$368,520	$370,559	$380,790	$368,584	$372,213
Straight-line rent (SFAS 13) (1)	$11,220	$13,073	$9,256	$8,245	$8,851
Fair value lease revenue (SFAS 141) (1) (2)	$7,105	$1,372	$1,341	$1,232	$1,280
Company share of funds from operations from unconsolidated joint ventures	$9,011	$4,305	$2,879	$3,379	$3,915
Lease termination fees (included in revenue) (1)	$1,509	$4,005	$2,881	$742	$729
Capitalized interest	$9,736	$9,485	$10,419	$8,375	$7,944
Capitalized wages	$3,012	$3,211	$3,271	$2,603	$2,814
Operating Margins [(rental revenue—rental expense)/rental revenue] (3)	67.7%	67.8%	67.5%	67.6%	67.8%
Net income available to common shareholders	$79,534	$88,461	$123,790	$242,370	$102,344
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$145,001	$134,723	$147,534	$139,054	$142,944
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.19	$1.11	$1.22	$1.15	$1.18
Net income available to common shareholders per share—basic	$0.66	$0.74	$1.04	$2.02	$0.86
Net income available to common shareholders per share—diluted	$0.66	$0.73	$1.02	$1.99	$0.84
Dividends per common share (5)	$0.68	$0.68	$6.66	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$141,106	$119,831	$119,993	$123,557	$134,197

Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (7)	3.53	3.33	3.50	3.30	3.24
Interest Coverage Ratio (including capitalized interest)—cash basis (7)	3.06	2.91	3.03	2.94	2.92
FFO Payout Ratio (8)	57.14%	61.26%	55.74%	59.13%	57.63%
FAD Payout Ratio (9)	67.92%	79.92%	79.59%	77.07%	70.94%

	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Capitalization:
Common Stock Price @ Quarter End	$90.22	$92.07	$91.81	$103.90	$102.13
Equity Value @ Quarter End	$12,851,568	$13,090,697	$13,028,757	$14,720,136	$14,468,349
Total Consolidated Debt	$5,503,889	$5,527,832	$5,492,166	$5,409,268	$5,619,602
Total Consolidated Market Capitalization	$18,355,457	$18,618,529	$18,520,923	$20,129,404	$20,087,951
Consolidated Debt/Total Consolidated Market Capitalization (10)	29.99%	29.69%	29.65%	26.87%	27.97%
BXP's Share of Joint Venture Debt	$1,200,731	$236,648	$202,471	$236,111	$226,161
Total Combined Debt	$6,704,620	$5,764,480	$5,694,637	$5,645,379	$5,845,763
Total Combined Market Capitalization (11)	$19,556,189	$18,855,177	$18,723,394	$20,365,515	$20,314,112
Combined Debt/Combined Total Market Capitalization (11) (12)	34.28%	30.57%	30.41%	27.72%	28.78%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 18.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,860, $9,180, $8,403, $9,556 and $8,755 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended September 30, 2007.
(5)	For the three months ended December 31, 2007, dividends per share includes the $5.98 per common share special dividend paid on January 30, 2008.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(10)	For disclosures relating to our definition of Consolidated Debt to Total Consolidated Market Capitalization, see page 50.
(11)	For additional detail, see page 13.
(12)	For disclosures relating to our definition of Combined Debt to Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Second Quarter 2008

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
ASSETS
Real estate	$9,277,500	$9,231,874	$9,077,528	$8,961,830	$9,037,468
Development in progress	735,372	619,165	700,762	629,138	584,620
Land held for future development	253,313	266,555	249,999	212,801	189,698
Real estate held for sale	—	—	221,606 (1)	—	—
Less accumulated depreciation	(1,647,145)	(1,589,686)	(1,531,707)	(1,488,077)	(1,474,771)

Total real estate	8,619,040	8,527,908	8,718,188	8,315,692	8,337,015
Cash and cash equivalents	112,110	794,643	1,506,921	1,894,198	1,885,318
Cash held in escrows	59,644	57,640	186,839	17,835	22,665
Marketable securities	20,372	23,404	22,584	—	—
Tenant and other receivables, net	42,116	34,580	58,074	43,199	48,398
Note receivable	270,000 (2)	100,000 (3)	—	—	—
Accrued rental income, net	326,149	313,011	300,594	299,082	296,424
Deferred charges, net	305,287	294,002	287,199	257,469	264,664
Prepaid expenses and other assets	26,511	51,357	30,566	55,658	47,174
Investments in unconsolidated joint ventures	606,696	152,942	81,672	102,488	92,944

Total assets	$10,387,925	$10,349,487	$11,192,637	$10,985,621	$10,994,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,535,496	$2,760,620	$2,726,127	$2,644,393	$2,855,889
Unsecured senior notes, net of discount	1,472,141	1,472,027	1,471,913	1,471,801	1,471,691
Unsecured exchangeable senior notes, net of discount	1,296,252	1,295,185	1,294,126	1,293,074	1,292,022
Unsecured line of credit	200,000	—	—	—	—
Accounts payable and accrued expenses	183,192	128,769	145,692	133,714	123,910
Dividends and distributions payable	96,451	105,150	944,870	96,152	96,192
Accrued interest payable	55,979	47,355	54,487	46,671	59,105
Other liabilities (4)	187,104	221,432	232,705	198,314	201,406

Total liabilities	6,026,615	6,030,538	6,869,920	5,884,119	6,100,215

Commitments and contingencies	—	—	—	—	—

Minority interests	663,313	654,512	653,892	753,620	731,043

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,756,240, 119,669,070, 119,502,485, 119,253,212 and 119,028,081 outstanding, respectively	1,198	1,197	1,195	1,193	1,190
Additional paid-in capital	3,341,887	3,317,643	3,305,219	3,289,760	3,263,797
Earnings in excess of dividends	399,502	401,410	394,324	1,065,993	904,417
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(41,868)	(53,091)	(29,191)	(6,342)	(3,338)

Total stockholders’ equity	3,697,997	3,664,437	3,668,825	4,347,882	4,163,344

Total liabilities and stockholders’ equity	$10,387,925	$10,349,487	$11,192,637	$10,985,621	$10,994,602

(1)	At December 31, 2007, Real Estate Held for Sale consisted of the Mountain View Research Park and Technology Park properties, which were transferred into the Company’s Value-Added Fund on January 7, 2008.
(2)	At June 30, 2008, Note receivable represents a partner loan from the Company to the joint venture that owns the General Motors Building (See page 17).
(3)	Represents the balance of the promissory note due from the Value-Added Fund related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bore interest at a rate of 7% per annum and was scheduled to mature in October 2008, subject to extension at the option of the Value-Added Fund until April 2009. The Value-Added Fund obtained third-party financing secured by the Mountain View Research Park properties on May 30, 2008 and repaid the remaining outstanding balance on the note to the Company.
(4)	At June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, Other Liabilities included approximately $1.8 million, $2.3 million, $26.1 million, $26.5 million and $26.9 million and approximately $3.1 million, $4.6 million, $6.1 million, $8.4 million and $10.7 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue, approximately $25.0 million, $24.8 million, $24.4 million, $24.0 million and $23.7 million, respectively, related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center and the fair values of the Company’s interest rate hedging contracts of approximately $8.2 million, $53.2 million, $25.7 million, $3.5 million and $0, respectively.

Boston Properties, Inc.

Second Quarter 2008

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Revenue:
Rental
Base Rent	$281,072	$281,394	$277,088	$268,277	$268,272
Recoveries from tenants	49,848	48,884	46,926	44,934	46,783
Parking and other	17,317	16,501	16,845	16,328	16,488

Total rental revenue	348,237	346,779	340,859	329,539	331,543
Hotel revenue	9,708	6,524	13,121	8,646	9,335
Development and management services	6,460	5,477	5,378	5,318	5,130
Interest and other (1)	4,115	11,779	21,432	25,081	26,205

Total revenue	368,520	370,559	380,790	368,584	372,213

Expenses:
Operating	71,227	70,369	68,610	68,647	68,797
Real estate taxes	47,876	47,364	47,855	44,859	44,201
Hotel operating	6,449	5,897	9,059	6,275	6,417
General and administrative (1) (2)	17,467	19,588	16,594	20,189	16,291
Interest (3)	64,564	67,839	68,289	69,929	73,743
Depreciation and amortization	74,389	74,671	71,421	70,916	73,921
Net derivative losses	(257)	3,788	—	—	—
Losses from early extinguishments of debt (4)	—	—	—	2,695	—

Total expenses	281,715	289,516	281,828	283,510	283,370

Income before income from unconsolidated joint ventures	86,805	81,043	98,962	85,074	88,843
Minority interests in property partnerships	(420)	(625)	(84)	—	—
Income from unconsolidated joint ventures (5)	1,855	1,042	805	1,390	17,268

Income before minority interest in Operating Partnership	88,240	81,460	99,683	86,464	106,111
Minority interest in Operating Partnership (6)	(14,009)	(13,024)	(23,181)	(13,946)	(16,840)

Income before gains on sales of real estate	74,231	68,436	76,502	72,518	89,271
Gains on sales of real estate, net of minority interest	5,303	20,025	—	168,495	—

Income before discontinued operations	79,534	88,461	76,502	241,013	89,271
Income from discontinued operations, net of minority interest	—	—	862	1,357	1,357
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	46,426	—	11,716

Net income available to common shareholders	$79,534	$88,461	$123,790	$242,370	$102,344

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$0.66	$0.74	$1.04	$2.02	$0.86

Net income available to common shareholders per share—diluted	$0.66	$0.73	$1.02	$1.99	$0.84

(1)	Interest and other includes $(160), $(597), $(294), $31 and $471, and general and administrative expenses includes $(138), $(657), $(245), $43 and $448 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, related to the Company’s deferred compensation plan.
(2)	General and administrative expenses includes a write-off of approximately $1.4 million and $4.5 million of costs related to abandoned development projects for the three months ended March 31, 2008 and September 30, 2007, respectively.
(3)	Interest expense is reported net of capitalized interest of $9,736, $9,485, $10,419, $8,375 and $7,944 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(4)	Includes an approximately $2.7 million loss from the early extinguishment of debt associated with the sale of real estate for the three months ended September 30, 2007.
(5)	Includes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.
(6)	Equals minority interest share of 14.51%, 14.56%, 14.58%, 14.62% and 14.62% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2008

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07		30-Sep-07	30-Jun-07
Net income available to common shareholders	$79,534	$88,461	$123,790		$242,370	$102,344
Add:
Minority interest in Operating Partnership	14,009	13,024	23,181		13,946	16,840
Minority interests in property partnerships	420	625	84		—	—
Less:
Income from unconsolidated joint ventures	1,855	1,042	805		1,390	17,268
Gains on sales of real estate, net of minority interest	5,303	20,025	—		168,495	—
Income from discontinued operations, net of minority interest	—	—	862		1,357	1,357
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	46,426		—	11,716

Income before minority interests and income from unconsolidated joint ventures	86,805	81,043	98,962		85,074	88,843
Add:
Real estate depreciation and amortization (1)	82,838	77,619	73,306		73,195	76,264
Income from discontinued operations	—	—	1,009		1,589	1,589
Income from unconsolidated joint ventures	1,855	1,042	805		1,390	1,815	(2)
Less:
Minority property partnerships’ share of funds from operations	928	1,111	437		—	—
Preferred distributions	949	905	926	(3)	1,054	1,084

Funds from operations (FFO)	169,621	157,688	172,719		160,194	167,427
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—		2,675	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	169,621	157,688	172,719		162,869	167,427
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,620	22,965	25,185		23,815	24,483

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$145,001	$134,723	$147,534		$139,054	$142,944

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.21	$1.13	$1.24		$1.17	$1.20

FFO per share—basic	$1.21	$1.13	$1.24		$1.15	$1.20

Weighted average shares outstanding—basic	119,753	119,536	119,249		119,010	118,961

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.19	$1.11	$1.22		$1.15	$1.18

FFO per share—basic	$1.19	$1.11	$1.22		$1.13	$1.18

Weighted average shares outstanding—diluted	122,776	122,483	122,338		122,298	122,660

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $74,389, $74,671, $71,421, $70,916 and $73,921, our share of unconsolidated joint venture real estate depreciation and amortization of $8,972, $3,263, $2,074, $1,989 and $2,085 and depreciation and amortization from discontinued operations of $0, $0, $234, $700 and $700, less corporate related depreciation of $523, $315, $423, $410 and $442 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(2)	Excludes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.
(3)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007 was 85.49%, 85.44%, 85.42%, 85.38% and 85.38%, respectively.

Boston Properties, Inc.

Second Quarter 2008

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2008		March 31, 2008		December 31, 2007			September 30, 2007		June 30, 2007
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$169,621	140,086	$157,688	139,911	$172,719		139,605	$162,869	139,392	$167,427	139,336
Effect of Dilutive Securities
Convertible Preferred Units	949	1,461	905	1,461	926	(1)	1,460	1,054	1,644	1,084	1,676
Stock Options and Exchangeable Notes	—	1,562	—	1,486	—		1,629	—	1,645	—	2,023

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$170,570	143,109	$158,593	142,858	$173,645		142,694	$163,923	142,681	$168,511	143,035
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,235	20,333	22,620	20,375	24,772		20,356	23,416	20,382	24,004	20,375

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$146,335	122,776	$135,973	122,483	$148,873		122,338	$140,507	122,299	$144,507	122,660

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.21		$1.13		$1.24			$1.17		$1.20

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.19		$1.11		$1.22			$1.15		$1.18

(1)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007 was 85.79%, 85.74%, 85.73%, 85.72% and 85.76%, respectively.

Boston Properties, Inc.

Second Quarter 2008

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$169,621	$157,688	$172,719	$162,869	$167,427
2nd generation tenant improvements and leasing commissions	(10,281)	(26,600)	(28,553)	(22,192)	(19,024)
Straight-line rent (1)	(11,220)	(13,073)	(9,256)	(8,245)	(8,851)
Recurring capital expenditures	(5,075)	(4,296)	(16,217)	(10,498)	(6,676)
Fair value interest adjustment (1)	(627)	(809)	(789)	(725)	(451)
Fair value lease revenue (SFAS 141) (1)	(7,105)	(1,372)	(1,341)	(1,232)	(1,280)
Hotel improvements, equipment upgrades and replacements	(289)	(993)	(67)	(214)	(565)
Non real estate depreciation	523	315	423	410	442
Stock-based compensation	5,631	5,183	3,040	3,047	3,058
Net derivative losses	(257)	3,788	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	185	—	34	337	117

Funds available for distribution to common shareholder and common unitholders (FAD)	$141,106	$119,831	$119,993	$123,557	$134,197

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$86,805	$81,043	$98,962	$85,074	$88,843
Interest expense	64,564	67,839	68,289	69,929	73,743
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	2,675	—
Net derivative losses	(257)	3,788	—	—	—
Depreciation and amortization expense	74,389	74,671	71,421	70,916	73,921
Depreciation from joint ventures	8,972	3,263	2,074	1,989	2,085
Income from unconsolidated joint ventures	1,855	1,042	805	1,390	1,815
Stock-based compensation	5,631	5,183	3,040	3,047	3,058
Discontinued operations—depreciation expense	—	—	234	700	700
Discontinued operations	—	—	1,009	1,589	1,589
Straight-line rent (1)	(11,220)	(13,073)	(9,256)	(8,245)	(8,851)
Fair value lease revenue (SFAS 141) (1)	(7,105)	(1,372)	(1,341)	(1,232)	(1,280)

Subtotal	223,634	222,384	235,237	227,832	235,623
Divided by:

Interest expense (1)	63,364	66,833	67,294	69,012	72,829
Interest Coverage Ratio	3.53	3.33	3.50	3.30	3.24

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$86,805	$81,043	$98,962	$85,074	$88,843
Interest expense	64,564	67,839	68,289	69,929	73,743
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	2,675	—
Net derivative losses	(257)	3,788	—	—	—
Depreciation and amortization expense	74,389	74,671	71,421	70,916	73,921
Depreciation from joint ventures	8,972	3,263	2,074	1,989	2,085
Income from unconsolidated joint ventures	1,855	1,042	805	1,390	1,815
Stock-based compensation	5,631	5,183	3,040	3,047	3,058
Discontinued operations—depreciation expense	—	—	234	700	700
Discontinued operations	—	—	1,009	1,589	1,589
Straight-line rent (1)	(11,220)	(13,073)	(9,256)	(8,245)	(8,851)
Fair value lease revenue (SFAS 141) (1)	(7,105)	(1,372)	(1,341)	(1,232)	(1,280)

Subtotal	223,634	222,384	235,237	227,832	235,623
Divided by:

Interest expense (2) (3)	73,100	76,318	77,713	77,387	80,773
Interest Coverage Ratio	3.06	2.91	3.03	2.94	2.92

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Excludes amortization of financing costs of $1,200, $1,006, $995, $917 and $914 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(3)	Includes capitalized interest of $9,736, $9,485, $10,419, $8,375 and $7,944 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.

Boston Properties, Inc.

Second Quarter 2008

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during the applicable period as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively.

	Three Months Ended
	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07
Total Revenue (1)	$—	$—	$1,612	$2,923	$2,963

Expenses:
Operating	—	—	369	634	674
Hotel operating	—	—	—	—	—
Depreciation and amortization	—	—	234	700	700

Total Expenses	—	—	603	1,334	1,374
Income before minority interest in Operating Partnership	—	—	1,009	1,589	1,589
Minority interest in Operating Partnership	—	—	147	232	232

Income from discontinued operations (net of minority interest)	$—	$—	$862	$1,357	$1,357

Properties (2):			Orbital Sciences Campus	Orbital Sciences Campus	Orbital Sciences Campus
			Broad Run, Building E	Broad Run, Building E	Broad Run, Building E
					Newport Office Park

(1)	The impact of the straight-line rent adjustment increased revenue by $0, $0, $34, $68 and $106 for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(2)	Discontinued operations does not include the operations of Democracy Center due to the Company’s continuing involvement in the management, for a fee, of this property subsequent to the sale through an agreement with the buyer.

Boston Properties, Inc.

Second Quarter 2008

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
June 30, 2008
Mortgage Notes Payable	$2,535,496
Unsecured Line of Credit	200,000
Unsecured Senior Notes, net of discount	1,472,141
Unsecured Exchangeable Senior Notes	1,296,252

Total Consolidated Debt	$5,503,889

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03		12/13/02		Total/ Average
Principal Amount	$250,000	$300,000	$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%		6.296%		5.95%
Coupon	5.000%	5.625%	6.250%		6.250%		5.91%
Discount	99.329%	99.898%	99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2 (stable )	Baa2 (stable )	Baa2 (stable	)	Baa2 (stable	)
S&P	A-(stable )	A-(stable )	A-(stable	)	A-(stable	)
Fitch	BBB (stable )	BBB (stable )	BBB (stable	)	BBB (stable	)
Maturity Date	6/1/2015	4/15/2015	1/15/2013		1/15/2013
Discount	$1,088	$196	$236		$1,339		2,859

Unsecured Senior Notes, net of discount	$248,912	$299,804	$174,764		$748,661		$1,472,141

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	2/6/2007	4/6/2006
Principal Amount	$862,500	$450,000					$1,312,500
Yield (on issue date)	3.438%	3.750%					3.545%
Coupon	2.875%	3.750%
Exchange Rate	7.0430 (1)	10.0066 (2)
First Optional Redemption Date	2/20/2012	5/18/2013
Maturity Date	2/15/2037	5/15/2036
Discount	16,248	—					16,248

Unsecured Senior Exchangeable Notes	$846,252	$450,000					$1,296,252

(1)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(2)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.

Equity

(in thousands)

	Shares/Units Outstanding as of 6/30/08	Common Stock Equivalents		Equivalent (3)
Common Stock	119,756	119,756	(4)	$10,804,386
Common Operating Partnership Units	21,230	21,230	(5)	1,915,371
Series Two Preferred Operating Partnership Units	1,113	1,461		131,811

Total Equity		142,447		$12,851,568

Total Consolidated Debt				$5,503,889
Total Consolidated Market Capitalization				18,355,457

BXP’s Share of Joint Venture Debt				1,200,731	(6)
Total Combined Debt				6,704,620

Total Combined Market Capitalization				19,556,189

(3)	Value based on June 30, 2008 closing price of $90.22 per share of common stock.
(4)	Includes 35 shares of restricted stock.
(5)	Includes 946 long-term incentive plan units, but excludes 1,086 unvested outperformance plan units.
(6)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.

Boston Properties, Inc.

Second Quarter 2008

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2008	2009	2010	2011	2012	Thereafter	Total
Floating Rate Debt	$—	$168,468	$207,744	$53,173	$—	$—	$429,385
Fixed Rate Debt	306,209	95,442	132,870	545,153	945,924	3,048,906	5,074,504

Total Consolidated Debt	$306,209	$263,910	$340,614	$598,326	$945,924	$3,048,906	$5,503,889

GAAP Weighted Average Floating Rate Debt	—	5.28%	3.57%	4.12%	—	—	4.31%
GAAP Weighted Average Fixed Rate Debt	6.84%	6.38%	7.86%	7.02%	3.69%	5.55%	5.52%

Total GAAP Weighted Average Rate	6.84%	5.68%	5.24%	6.76%	3.69%	5.55%	5.42%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010

(in thousands)

						Remaining
		Outstanding		Letters of		Capacity
	Facility	@ 6/30/2008		Credit		@ 6/30/2008
	$923,300 (1)	$200,000		$91,684		$631,616

Unsecured and Secured Debt Analysis

		Stated Weighted		GAAP Weighted		Weighted Average
	% of Total Debt	Average Rate		Average Rate		Maturity
Unsecured Debt	53.93%	4.70%		4.79%		4.8 years
Secured Debt	46.07%	6.31%		6.16%		5.0 years

Total Consolidated Debt	100.00%	5.44%		5.42%		4.8 years

Floating and Fixed Rate Debt Analysis

		Stated Weighted		GAAP Weighted		Weighted Average
	% of Total Debt	Average Rate (2)		Average Rate		Maturity
Floating Rate Debt	7.80%	3.92	% (2)	4.31	% (2)	1.9 years
Fixed Rate Debt	92.20%	5.57%		5.52%		5.0 years

Total Consolidated Debt	100.00%	5.44%		5.42%		4.8 years

Interest Rate Hedging Instruments (3)

(in thousands)

		Weighted Average	Settlement
	Notional Amount	10 Year Treasury Rate	Date
Treasury Locks	$325,000	4.74%	4/1/2008	(4)
Treasury Locks	50,000	4.28%	7/31/2008
Forward-starting interest rate swaps	150,000	4.51%	7/31/2008

Total	$525,000	4.63%

(1)	Effective July 21, 2008, the total commitment under the Line of Credit was increased to $1.0 billion.
(2)	The Company has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.57% per annum plus a credit spread of 1.25% on a notional amount of $96.7 million. The swap contract went into effect on October 22, 2007 and expires on October 29, 2008.
(3)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.
(4)	On April 1, 2008, the Company cash-settled these Treasury Locks and made cash payments to the counterparties totaling approximately $33.5 million.

Boston Properties, Inc.

Second Quarter 2008

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	4,485	9,453	10,136	456,898	—	—	480,972
Embarcadero Center One and Two	275,824	—	—	—	—	—	275,824
South of Market	—	168,468	—	—	—	—	168,468
505 9th Street	—	—	—	—	—	130,000	130,000
One Freedom Square	1,138	2,375	2,513	2,660	66,093	—	74,779
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	467	994	56,306	—	—	—	57,767
140 Kendrick Street	785	1,637	1,730	1,828	1,932	48,359	56,271
New Dominion Technology Park, Building One	755	1,595	1,716	1,846	1,987	45,416	53,315
Wisconsin Place Office	—	—	—	53,173	—	—	53,173
1330 Connecticut Avenue	1,240	2,577	2,701	45,021	—	—	51,539
Reservoir Place	939	48,592	—	—	—	—	49,531
Kingstowne Two and Retail	826	1,499	1,585	1,676	1,773	35,064	42,423
10 & 20 Burlington Mall Rd & 91 Hartwell	473	994	1,069	32,524	—	—	35,060
10 Cambridge Center	430	916	29,677	—	—	—	31,023
Sumner Square	353	747	804	865	930	22,896	26,595
Montvale Center	—	—	—	—	25,000	—	25,000
Eight Cambridge Center	385	819	22,911	—	—	—	24,115
1301 New York Avenue	908	21,628	—	—	—	—	22,536
Kingstowne One	345	624	659	696	736	17,031	20,091
University Place	471	992	1,063	1,139	1,221	14,999	19,885
Bedford Business Park	16,385	—	—	—		—	16,385
Democracy Tower (formerly South of Market - Phase II)	—	—	7,744	—	—	—	7,744

	306,209	263,910	140,614	598,326	99,672	1,126,765	2,535,496

Unsecured Senior Notes (2)	—	—	—	—	846,252	1,922,141	2,768,393
Unsecured Line of Credit	—	—	200,000	—	—	—	200,000

	$306,209	$263,910	$340,614	$598,326	$945,924	$3,048,906	$5,232,175

% of Total Consolidated Debt	5.56%	4.79%	6.19%	10.87%	17.19%	55.40%	100.00%
Balloon Payments	$288,977	$236,712	$315,083	$581,870	$935,958	$2,873,575	$5,032,175
Scheduled Amortization	$17,232	$27,198	$225,531	$16,456	$9,966	$175,331	$471,714

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.

Boston Properties, Inc.

Second Quarter 2008

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2008 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

June 30, 2008
Total Assets:
Capitalized Property Value (1)	$13,779,832
Cash and Cash Equivalents	112,110
Investments in Marketable Securities	20,372
Undeveloped Land, at Cost	253,313
Development in Process, at Cost (including Joint Venture %)	1,017,945

Total Assets	$15,183,572

Unencumbered Assets	$8,723,417

Secured Debt (Fixed and Variable) (2)	$2,520,078
Joint Venture Debt	1,200,731
Contingent Liabilities & Letters of Credit	97,930
Unsecured Debt (3)	2,987,500

Total Outstanding Debt	$6,806,239

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$86,605
Add: Interest Expense (per Consolidated Income Statement)	64,564
Add: Depreciation and Amortization (per Consolidated Income Statement)	74,389
Add: Loss from early extinguishment of debt	—

EBITDA	225,758
Add: Company share of unconsolidated joint venture EBITDA	17,742

Consolidated EBITDA	$243,500

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$64,564
Add: Company share of unconsolidated joint venture interest expense	7,544
Less: Amortization of financing costs	(1,200)
Less: Interest expense funded by construction loan draws	(3,422)

Adjusted Interest Expense	$67,486

	Test	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	44.8%
Secured Debt/Total Assets	Less than 50%	24.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.61
Unencumbered Assets/ Unsecured Debt	Greater than 150%	292.0%

Unencumbered Consolidated EBITDA		$157,883

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.73

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		64.8%

# of unencumbered properties		92

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes Fair Value Adjustment of $15,418
(3)	Excludes Debt Discount of $19,107

Boston Properties, Inc.

Second Quarter 2008

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600 (1)
Metropolitan Square (51%)	541	1,152	63,437	—	—	—	65,130
Market Square North (50%)	594	1,260	41,549	—	—	—	43,403
901 New York Avenue (25%)	306	635	669	704	742	39,195	42,251
Eighth Avenue and 46th Street (50%)	—	11,800	—	—	—	—	11,800
Annapolis Junction (50%)	—	—	10,128	—	—	—	10,128
Wisconsin Place Retail (5%)	—	—	1,855	—	—	—	1,855

	$1,441	$14,847	$117,638	$704	$742	$1,002,795	$1,138,167

GAAP Weighted Average Rate	7.40%	5.96%	7.63%	5.27%	5.27%	5.28%	6.71%
% of Total Debt	0.13%	1.30%	10.34%	0.06%	0.07%	88.10%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.09%	4.42%	4.89%	1.5 years
Fixed Rate Debt	97.91%	6.14%	6.75%	8.5 years

Total Debt	100.00%	6.10%	6.71%	8.3 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.

Boston Properties, Inc.

Second Quarter 2008

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2008

	General Motors Building		Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)(2)	Annapolis Junction (1)	Value-Added Fund (3)(4)	Eighth Avenue and 46th Street (1)	Combined
Investment (5)	$718,215	(7)	$6,233	$37,568	$(394)	$46,580	$7,710	$42,951	$17,833	$876,696
Note Receivable (7)	270,000		—	—	—	—	—	—	—	270,000

Net Equity	$448,215		$6,233	$37,568	$(394)	$46,580	$7,710	$42,951	$17,833	$606,696

Mortgage/Construction loans payable (5)	$963,600		$43,403	$65,130	$42,251	$1,855	$10,128	$62,564	$11,800	$1,200,731

BXP's nominal ownership percentage	60.00%		50.00%	51.00%	25.00%	23.89%	50.00%	36.92%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2008

	General Motors Building	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)(2)	Annapolis Junction (1)	Value-Added Fund (3)(4)	Eighth Avenue and 46th Street (1)	Combined
REVENUE
Rental	$12,151	$6,026	$10,747	$7,868		$266	$—	$3,820	$—	$40,878
Straight-line rent (SFAS 13)	646	(66)	(148)	236		—	—	277	—	945
Fair value lease revenue (SFAS 141)	8,645	—	—	—		—	—	1,086	—	9,731

Total revenue	21,442	5,960	10,599	8,104		266	—	5,183	—	51,554

EXPENSES
Operating	5,294	2,296	3,168	2,916		642	7	1,859	—	16,182

NET OPERATING INCOME	16,148	3,664	7,431	5,188		(376)	(7)	3,324	—	35,372

Interest	6,312	1,684	2,631	2,221		70	—	2,711	—	15,629
Interest other—partner loans	3,025	—	—	—		—	—	—	—	3,025
Depreciation and amortization	9,786	1,135	1,654	1,562		280	—	3,206	—	17,623

SUBTOTAL	19,123	2,819	4,285	3,783		350	—	5,917	—	36,277

Gains on sale of real estate	—	—	—	—		—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—		112	—	—		112

NET INCOME/(LOSS)	$(2,975)	$845	$3,146	$1,405		$(838)	$(7)	$(2,593)	$—	$(1,017)

BXP's share of net income/(loss)	$(1,785)	$424	$1,604	$869	(6)	$(176)	$(4)	$(892)	$—	$40
Elimination of inter-entity interest on partner loan	1,815	—	—	—		—	—	—	—	1,815

Income from unconsolidated joint ventures	$30	$424	$1,604	$869		$(176)	$(4)	$(892)	$—	$1,855
BXP's share of depreciation & amortization	5,872	567	844	403		93	—	1,193	—	8,972

BXP's share of Funds from Operations (FFO)	$5,902	$991	$2,448	$1,272		$(83)	$(4)	$301	$—	$10,827

BXP's share of net operating income/(loss)	$9,689	$1,832	$3,790	$1,297		$(44)	$(4)	$1,255	$—	$17,815

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(7)	Includes the Company’s ($270,000) share of the aggregate of $450,000 of loans made to the joint venture by its partners.

Boston Properties, Inc.

Second Quarter 2008

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.51	1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	20.49	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,989	66.4%	28.02	40,705	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	76.6%	22.77	9,485	(6)

Total	26	1,054,095	67.1%	$23.04	$62,564

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2008

Value-Added Fund
REVENUE
Rental	$3,820
Straight-line rent (SFAS 13)	277
Fair value lease revenue (SFAS 141)	1,086

Total revenue	5,183

EXPENSES
Operating	1,859

SUBTOTAL	3,324

Interest	2,711
Depreciation and amortization	3,206

SUBTOTAL	5,917

Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(2,593)

Company’s share of net income	$(892)
Company’s share of depreciation & amortization	1,193

Company’s share of Funds from Operations (FFO)	$301

The Company’s Equity in the Value-Added Fund	$42,951

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Second Quarter 2008

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended June 30, 2008 (1) (2)

				Square Feet Office/ Technical	% of NOI Office/ Technical (4)
	Square Feet Office (3)		% of NOI Office (4)			Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Geographic Area
Greater Boston	7,984,472		22.3%	834,062	2.1%	8,818,534		27.8%	1.3%	25.7%
Greater Washington	7,484,000	(5)	22.7%	825,232	1.2%	8,309,232	(5)	26.2%	—	23.9%
Greater San Francisco	4,973,390		12.4%	—	—	4,973,390		15.7%	—	12.4%
Midtown Manhattan	7,330,981	(6)	34.8%	—	—	7,330,981	(6)	23.1%	—	34.8%
Princeton/East Brunswick, NJ	2,323,518		3.2%	—	—	2,323,518		7.3%	—	3.2%

	30,096,361		95.4%	1,659,294	3.3%	31,755,655		100.0%	1.3%	100.0%

% of Total	94.8%			5.2%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	19.1%	6.6%	25.7%
Greater Washington	10.3%	13.6%	23.9%
Greater San Francisco	9.8%	2.6%	12.4%
Midtown Manhattan	34.8%	—	34.8%
Princeton/East Brunswick, NJ	—	3.2%	3.2%

Total	74.0%	26.0%	100.0%

Hotel Properties

	Number of Rooms	Square Feet
Hotel Properties
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of	Square
	Spaces	Feet
Total Structured Parking	32,414	10,286,047

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 50.
(3)	Includes approximately 1,600,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income and includes the Company’s share of each unconsolidated joint venture.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.
(6)	Includes 1,786,637 square feet at General Motors Building which is 60% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2008

In-Service Property Listing

as of June 30, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,190,403	94.1%	$41.89	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.3%	61.54	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	39.21	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	505,960	97.3%	69.82	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.67	N	CBD
One Cambridge Center	East Cambridge MA	1	215,385	80.4%	38.20	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	34.87	N	CBD
Four Cambridge Center	East Cambridge MA	1	198,295	92.8%	40.69	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	99.3%	42.61	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.51	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	39.91	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.60	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.14	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	527,121	88.6%	30.19	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	34.44	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.36	Y	S
230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	297,695	84.2%	31.72	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	63.2%	23.52	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.21	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	34.19	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	35.78	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,180	89.7%	23.80	Y	S
Bedford Business Park	Route 128 Northwest MA	1	92,207	98.4%	21.97	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	31.95	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	71.0%	25.42	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	25.25	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	32.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.29	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	99.5%	25.09	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.63	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	34.91	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	30.31	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,773	67.7%	20.48	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.74	N	S

		41	7,984,472	95.0%	$40.26

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	81.18	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.48	N	CBD
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	20.93	N	S
Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	18.54	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		7	834,062	72.3%	$43.20

	Total Greater Boston:	48	8,818,534	92.8%	$40.47

Boston Properties, Inc.

Second Quarter 2008

In-Service Property Listing (continued)

as of June 30, 2008

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	(Y/N)	Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	619,222	97.9%	$45.67	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.88	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	100.0%	49.60	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	56.15	Y	CBD
(2) 505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,807	100.0%	52.53	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	56.19	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	48.73	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.39	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	100.0%	44.79	Y	CBD
Montvale Center	Montgomery County MD	1	122,808	82.5%	26.73	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	85.2%	40.63	N	S
Kingstowne One	Fairfax County VA	1	150,838	100.0%	33.82	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	95.7%	34.16	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.59	Y	S
One Freedom Square	Fairfax County VA	1	414,487	100.0%	40.14	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	98.8%	42.65	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	28.75	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	93.8%	30.60	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	44.46	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.95	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	41.64	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.71	N	S
12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	36.28	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	34.33	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	34.68	N	S

		28	7,484,000	98.8%	$43.18

Office/Technical
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.80	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.53	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.50	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.38	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	18.21	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.02	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.89	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.35	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.99	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	17.35	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.05	N	S

		13	825,232	91.6%	$19.03

	Total Greater Washington:	41	8,309,232	98.1%	$40.94

Boston Properties, Inc.

Second Quarter 2008

In-Service Property Listing (continued)

as of June 30, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,027,878	100.0%	$72.33	Y	CBD
Citigroup Center	Park Avenue NY	1	1,578,386	99.7%	74.45	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,699,253	100.0%	86.03	N	CBD
Times Square Tower	Times Square NY	1	1,238,827	100.0%	65.94	N	CBD
(2) General Motors Building (60% ownership)	Plaza District NY	1	1,786,637	99.4%	98.63	Y	CBD

	Total Midtown Manhattan:	5	7,330,981	99.8%	$81.29

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.77	N	S
104 Carnegie Center	Princeton NJ	1	102,827	94.4%	34.19	N	S
105 Carnegie Center	Princeton NJ	1	69,955	48.9%	24.22	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	130,582	81.1%	32.71	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.51	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	93.4%	34.85	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.73	N	S
212 Carnegie Center	Princeton NJ	1	149,354	97.3%	36.36	N	S
214 Carnegie Center	Princeton NJ	1	150,774	79.8%	32.12	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	85.4%	35.77	N	S
502 Carnegie Center	Princeton NJ	1	116,855	100.0%	35.85	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.48	N	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.65	N	S
508 Carnegie Center	Princeton NJ	1	132,653	56.1%	31.60	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.23	N	S

		15	1,910,812	90.6%	$32.34

One Tower Center	East Brunswick NJ	1	412,706	43.1%	36.24	N	S

		1	412,706	43.1%	$36.24

	Total Princeton/East Brunswick, NJ:	16	2,323,518	82.2%	$32.70

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	830,290	83.7%	$48.22	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,337	98.7%	51.89	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,810	83.9%	42.14	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,228	96.1%	61.31	N	CBD

		4	3,319,665	90.8%	$51.69

611 Gateway	South San Francisco CA	1	256,302	100.0%	33.56	N	S
601 and 651 Gateway	South San Francisco CA	2	506,028	97.4%	30.05	N	S
(2) North First Business Park	San Jose, CA	5	190,636	66.4%	13.03	N	S
303 Almaden	San Jose, CA	1	156,859	94.1%	$32.25	N	CBD
3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.34	N	S

		13	1,653,725	94.8%	$24.01

	Total Greater San Francisco:	17	4,973,390	92.1%	$42.18

	Total In-Service Properties:	127	31,755,655	94.9%	$50.27

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2008

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,709,223	(1)	5.38%
2	Lockheed Martin	1,292,429		4.07%
3	Citibank	1,085,570	(2)	3.42%
4	Genentech	546,750		1.72%
5	Gillette	484,051		1.52%
6	Weil Gotshal	479,599	(3)	1.51%
7	Kirkland & Ellis	473,160	(4)	1.49%
8	Shearman & Sterling	472,808		1.49%
9	O’Melveny & Myers	446,039		1.40%
10	Lehman Brothers	436,723		1.38%
11	Parametric Technology	380,987		1.20%
12	Accenture	378,867		1.19%
13	Finnegan Henderson Farabow	356,195	(5)	1.12%
14	Ann Taylor	338,942		1.07%
15	Northrop Grumman	327,677		1.03%
16	Biogen Idec	317,341		1.00%
17	MIT	308,274		0.97%
18	Washington Group International	299,079		0.94%
19	Estee Lauder	296,004	(6)	0.93%
20	Bingham McCutchen	291,415		0.92%

	Total % of Portfolio Square Feet			33.76%
	Total % of Portfolio Revenue			40.76%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Ropes & Gray LLP	Prudential Tower (8)	470,000
Wellington Management	280 Congress Street (Russia Wharf)	450,000
Akamai Technology	Four & Eight Cambridge Center	230,678
Gibson, Dunn & Crutcher LLP	250 W 55th Street	221,510

(1)	Includes 68,282 and 28,384 square feet of space in properties in which Boston Properties has a 51% and 50% interest respectively.
(2)	Includes 10,080 and 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest respectively.
(3)	Includes 479,599 square feet of space in a property in which Boston Properties has a 60%.
(4)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 296,004 square feet of space in a property in which Boston Properties has a 60% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	450,687	$20,502,876	$45.49	$20,637,662	$45.79	1.57%
2009	2,114,811	83,715,786	39.59	84,254,129	39.84	7.39%
2010	2,624,591	104,788,182	39.93	108,099,376	41.19	9.17%
2011	3,032,420	139,819,964	46.11	144,907,909	47.79	10.60%
2012	2,506,351	112,248,695	44.79	117,790,436	47.00	8.76%
2013	922,373	37,853,893	41.04	44,453,296	48.19	3.22%
2014	2,239,149	88,944,439	39.72	95,206,343	42.52	7.82%
2015	1,536,841	67,299,448	43.79	75,362,363	49.04	5.37%
2016	2,446,399	140,865,828	57.58	151,045,980	61.74	8.55%
2017	2,531,201	163,707,338	64.68	185,303,173	73.21	8.84%
Thereafter	6,598,179	388,722,948	58.91	485,926,961	73.65	23.05%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07
Midtown Manhattan	99.8%	99.5%	n/a	n/a	99.8%	99.5%
Greater Boston	96.7%	96.1%	92.8%	89.9%	95.0%	93.4%
Greater Washington	99.6%	97.8%	98.1%	97.0%	98.8%	97.3%
Greater San Francisco	90.9%	87.0%	94.9%	97.0%	92.1%	89.7%
Princeton/East Brunswick, NJ	n/a	n/a	82.2%	86.7%	82.2%	86.7%

Total Portfolio	97.4%	95.7%	92.7%	92.9%	95.6%	94.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.
(3)	Includes approximately 1,600,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	115,228	$2,268,517	$19.69	$2,268,517	$19.69	6.94%
2009	69,581	1,498,010	21.53	1,523,624	21.90	4.19%
2010	183,376	3,130,045	17.07	3,308,733	18.04	11.05%
2011	57,321	939,059	16.38	939,059	16.38	3.45%
2012	132,820	2,897,697	21.82	2,914,985	21.95	8.00%
2013	—	—	—	—	—	0.00%
2014	247,668	4,247,076	17.15	4,584,411	18.51	14.93%
2015	—	—	—	—	—	0.00%
2016	225,532	18,394,229	81.56	18,694,187	82.89	13.59%
2017	75,756	2,188,701	28.89	2,188,701	28.89	4.57%
Thereafter	237,776	4,126,603	17.36	4,445,491	18.70	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	48.9%	72.3%	67.2%
Greater Washington	n/a	n/a	91.6%	100.0%	91.6%	100.0%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	81.6%	81.9%	84.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2008	27,849	$2,637,027	$94.69	(3)	$2,640,077	$94.80	(2)	1.89%
2009	44,783	3,193,081	71.30	(4)	3,132,450	69.95	(3)	3.03%
2010	59,462	4,956,745	83.36		5,001,830	84.12		4.03%
2011	69,941	4,826,031	69.00		5,026,945	71.87		4.74%
2012	183,928	13,111,958	71.29		13,352,493	72.60		12.46%
2013	70,948	5,646,090	79.58		5,865,338	82.67		4.80%
2014	37,104	3,888,222	104.79		4,253,382	114.63		2.51%
2015	134,832	10,122,359	75.07		11,662,012	86.49		9.13%
2016	130,101	12,262,182	94.25		17,518,533	134.65		8.81%
2017	119,995	8,195,344	68.30		8,849,582	73.75		8.13%
Thereafter	597,753	37,443,126	62.64		47,261,596	79.07		40.48%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $59.27 and $58.04 in 2008.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $58.20 and $58.30 in 2009.

Boston Properties, Inc.

Second Quarter 2008

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	593,764	$25,408,420	$42.79	$25,546,256	$43.02	1.9%
2009	2,229,175	88,406,878	39.66	88,910,202	39.88	7.0%
2010	2,867,429	112,874,972	39.36	116,409,939	40.60	9.0%
2011	3,159,682	145,585,054	46.08	150,873,913	47.75	9.9%
2012	2,823,099	128,258,350	45.43	134,057,913	47.49	8.9%
2013	993,321	43,499,984	43.79	50,318,633	50.66	3.1%
2014	2,523,921	97,079,738	38.46	104,044,137	41.22	7.9%
2015	1,671,673	77,421,806	46.31	87,024,375	52.06	5.3%
2016	2,802,032	171,522,240	61.21	187,258,700	66.83	8.8%
2017	2,726,952	174,091,383	63.84	196,341,456	72.00	8.6%
Thereafter	7,433,708	430,292,678	57.88	537,634,048	72.32	23.4%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07
Midtown Manhattan	99.8%	99.5%	n/a	n/a	99.8%	99.5%
Greater Boston	96.9%	96.4%	88.0%	84.5%	92.8%	90.9%
Greater Washington	99.6%	97.8%	96.9%	97.5%	98.1%	97.6%
Greater San Francisco	90.9%	87.0%	94.9%	97.0%	92.1%	89.7%
Princeton/East Brunswick, NJ	n/a	n/a	82.2%	86.7%	82.2%	86.7%

Total Portfolio	97.4%	95.8%	91.0%	91.7%	94.9%	94.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1)(2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	245,635	$9,470,762	$38.56	$9,470,762	$38.56	—	$—	$—	$—	$—
2009	814,007	28,214,607	34.66	28,364,302	34.85	—	—	—	—	—
2010	570,298	18,147,923	31.82	18,746,796	32.87	36,528	764,518	20.93	892,366	24.43
2011	1,287,043	56,375,204	43.80	58,187,266	45.21	—	—	—	—	—
2012	1,132,287	43,258,448	38.20	45,205,233	39.92	67,362	1,649,088	24.48	1,649,088	24.48
2013	339,666	13,291,757	39.13	15,215,444	44.80	—	—	—	—	—
2014	602,933	24,965,159	41.41	25,200,935	41.80	30,000	457,500	15.25	457,500	15.25
2015	327,241	11,555,900	35.31	12,912,380	39.46	—	—	—	—	—
2016	271,096	8,427,473	31.09	9,478,317	34.96	225,532	18,394,229	81.56	18,694,187	82.89
2017	194,775	6,276,273	32.22	7,493,659	38.47	—	—	—	—	—
Thereafter	964,678	40,427,655	41.91	65,345,431	67.74	237,776	4,126,603	17.36	4,445,491	18.70

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	1,316	$1,132,550	$860.60	$1,169,990	$889.05	(3)	246,951	$10,603,312	$42.94	$10,640,752	$43.09
2009	12,759	1,957,035	153.38	1,891,839	148.27	(4)	826,766	30,171,642	36.49	30,256,141	36.60
2010	2,829	641,403	226.72	646,984	228.70		609,655	19,553,844	32.07	20,286,145	33.27
2011	12,049	1,346,068	111.72	1,449,518	120.30		1,299,092	57,721,272	44.43	59,636,784	45.91
2012	63,676	2,721,098	42.73	2,724,098	42.78		1,263,325	47,628,634	37.70	49,578,419	39.24
2013	28,461	3,349,827	117.70	3,405,600	119.66		368,127	16,641,585	45.21	18,621,044	50.58
2014	7,769	1,584,193	203.91	1,648,724	212.22		640,702	27,006,853	42.15	27,307,159	42.62
2015	81,252	6,154,654	75.75	6,440,588	79.27		408,493	17,710,554	43.36	19,352,968	47.38
2016	14,617	1,991,269	136.23	2,128,006	145.58		511,245	28,812,971	56.36	30,300,510	59.27
2017	56,845	4,201,684	73.91	4,525,686	79.61		251,620	10,477,957	41.64	12,019,345	47.77
Thereafter	367,812	13,983,189	38.02	15,638,904	42.52		1,570,266	58,537,447	37.28	85,429,826	54.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.
(3)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $124.69 and $124.69 in 2008.
(4)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $107.45 and $107.45 in 2009.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1)(2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	149,245	5,663,697	37.95	5,663,697	37.95	—	—	—	—	—
Q4 2008	96,390	3,807,066	39.50	3,807,066	39.50	—	—	—	—	—

Total 2008	245,635	$9,470,762	$38.56	$9,470,762	$38.56	—	—	—	—	—

Q1 2009	56,982	$1,841,702	$32.32	$1,841,702	$32.32	—	$—	$—	$—	$—
Q2 2009	202,174	6,868,715	33.97	6,878,616	34.02	—	—	—	—	—
Q3 2009	218,648	6,675,994	30.53	6,776,353	30.99	—	—	—	—	—
Q4 2009	336,203	12,828,196	38.16	12,867,631	38.27	—	—	—	—	—

Total 2009	814,007	$28,214,607	$34.66	$28,364,302	$34.85	—	—	—	—	—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—		—	—	—	—	—
Q3 2008	1,201	799,430	665.64	799,430	665.64		150,446	6,463,126	42.96	6,463,126	42.96
Q4 2008	115	333,120	2,896.70	370,560	3,222.26		96,505	4,140,186	42.90	4,177,626	43.29

Total 2008	1,316	1,132,550	$860.60	$1,169,990	$889.05	(3)	246,951	$10,603,312	$42.94	$10,640,752	$43.09

Q1 2009	9,563	$1,272,744.24	$133.09	1,239,144	$129.58		66,545	$3,114,446	$46.80	$3,080,846	$46.30
Q2 2009	4	179,004	44,751.00	145,404	36,351.00		202,178	7,047,719	34.86	7,024,020	34.74
Q3 2009	2,969	391,286	131.79	391,286	131.79		221,617	7,067,281	31.89	7,167,639	32.34
Q4 2009	223	114,000	511.21	116,004	520.20		336,426	12,942,196	38.47	12,983,635	38.59

Total 2009	12,759	$1,957,035	$153.38	$1,891,839	$148.27	(4)	826,766	$30,171,642	$36.49	$30,256,141	$36.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.
(3)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $124.69 and $124.69 in 2008.
(4)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $107.45 and $107.45 in 2009.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1)(2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	18,492	$657,842	$35.57	$657,842	$35.57	115,228	$2,268,517	$19.69	$2,268,517	$19.69
2009	746,037	28,212,009	37.82	28,422,631	38.10	69,581	1,498,010	21.53	1,523,624	21.90
2010	769,969	33,368,901	43.34	34,137,413	44.34	146,848	2,365,528	16.11	2,416,368	16.45
2011	766,828	29,296,129	38.20	31,021,632	40.45	57,321	939,059	16.38	939,059	16.38
2012	871,605	35,836,072	41.12	37,857,798	43.43	65,458	1,248,609	19.07	1,265,896	19.34
2013	141,156	4,866,659	34.48	5,293,072	37.50	—	—	—	—	—
2014	447,657	17,099,722	38.20	19,349,506	43.22	217,668	3,789,576	17.41	4,126,911	18.96
2015	561,899	25,327,290	45.07	29,021,965	51.65	—	—	—	—	—
2016	187,575	6,780,953	36.15	8,317,665	44.34	—	—	—	—	—
2017	805,237	42,500,210	52.78	47,130,281	58.53	75,756	2,188,701	28.89	2,188,701	28.89
Thereafter	1,791,730	83,962,150	46.86	105,554,201	58.91	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	18,152	$849,740	$46.81	$849,740	$46.81	151,872	$3,776,099	$24.86	$3,776,099	$24.86
2009	8,344	391,373	46.90	394,960	47.33	823,962	30,101,392	36.53	30,341,215	36.82
2010	13,587	647,559	47.66	663,755	48.85	930,404	36,381,988	39.10	37,217,535	40.00
2011	18,533	893,913	48.23	907,911	48.99	842,682	31,129,101	36.94	32,868,602	39.00
2012	12,736	530,699	41.67	559,571	43.94	949,799	37,615,380	39.60	39,683,266	41.78
2013	8,199	382,728	46.68	422,897	51.58	149,355	5,249,387	35.15	5,715,968	38.27
2014	9,602	469,568	48.90	523,465	54.52	674,927	21,358,866	31.65	23,999,882	35.56
2015	24,704	1,126,570	45.60	1,229,651	49.78	586,603	26,453,860	45.10	30,251,616	51.57
2016	17,696	866,427	48.96	975,702	55.14	205,271	7,647,380	37.26	9,293,367	45.27
2017	24,412	1,072,327	43.93	1,190,204	48.75	905,405	45,761,238	50.54	50,509,187	55.79
Thereafter	119,488	3,585,712	30.01	4,334,127	36.27	1,911,218	87,547,862	45.81	109,888,329	57.50

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1)(2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	165	3,669	22.23	3,669	22.23	68,227	1,209,680	17.73	1,209,680	17.73
Q4 2008	18,327	654,173	35.69	654,173	35.69	47,001	1,058,837	22.53	1,058,837	22.53

Total 2008	18,492	$657,842	$35.57	$657,842	$35.57	115,228	$2,268,517	$19.69	$2,268,517	$19.69

Q1 2009	220,462	$7,134,709	$32.36	$7,155,211	$32.46	25,829	$636,626	$24.65	$639,899	$24.77
Q2 2009	58,592	2,467,223	42.11	2,469,677	42.15	—	—	—	—	—
Q3 2009	47,025	1,994,818	42.42	2,048,114	43.55	33,400	635,146	19.02	650,699	19.48
Q4 2009	419,958	16,615,259	39.56	16,749,629	39.88	10,352	226,238	21.85	233,025	22.51

Total 2009	746,037	$28,212,009	$37.82	$28,422,631	$38.10	69,581	$1,498,010	$21.53	$1,523,624	$21.90

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	18,152	849,740	46.81	849,740	46.81	86,544	2,063,088	23.84	2,063,088	23.84
Q4 2008	—	—	—	—	—	65,328	1,713,011	26.22	1,713,011	26.22

Total 2008	18,152	$849,740	$46.81	849,740	$46.81	151,872	$3,776,099	$24.86	$3,776,099	$24.86

Q1 2009	—	$—	$—	$—	$—	246,291	$7,771,335	$31.55	$7,795,110	$31.65
Q2 2009	—	—	—	—	—	58,592	2,467,223	42.11	2,469,677	42.15
Q3 2009	8,336	391,333	46.94	394,920	47.38	88,761	3,021,298	34.04	3,093,734	34.85
Q4 2009	8	40	5.00	40	5.00	430,318	16,841,537	39.14	16,982,694	39.47

Total 2009	8,344	$391,373	$46.90	$394,960	$47.33	823,962	$30,101,392	$36.53	$30,341,215	$36.82

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1)(2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	83,384	$2,904,185	$34.83	$3,105,965	$37.25	—	$—	$—	$—	$—
2009	211,602	9,076,206	42.89	9,235,368	43.64	—	—	—	—	—
2010	733,101	17,414,674	23.75	18,186,763	24.81	—	—	—	—	—
2011	373,068	24,111,283	64.63	25,132,607	67.37	—	—	—	—	—
2012	252,539	12,824,798	50.78	13,598,180	53.85	—	—	—	—	—
2013	195,159	8,830,989	45.25	9,472,463	48.54	—	—	—	—	—
2014	471,350	18,278,843	38.78	19,674,944	41.74	—	—	—	—	—
2015	342,418	12,131,451	35.43	13,835,604	40.41	—	—	—	—	—
2016	936,359	36,970,957	39.48	39,878,238	42.59	—	—	—	—	—
2017	171,279	7,864,922	45.92	8,521,521	49.75	—	—	—	—	—
Thereafter	512,104	27,431,040	53.57	31,060,882	60.65	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	7,480	$506,719	$67.74	$472,329	$63.15	90,864	$3,410,904	$37.54	$3,578,294	$39.38
2009	23,680	844,674	35.67	845,651	35.71	235,282	9,920,879	42.17	10,081,019	42.85
2010	35,048	1,744,187	49.77	1,767,496	50.43	768,149	19,158,862	24.94	19,954,259	25.98
2011	24,809	1,103,013	44.46	1,124,200	45.31	397,877	25,214,296	63.37	26,256,807	65.99
2012	35,001	2,520,183	72.00	2,646,395	75.61	287,540	15,344,981	53.37	16,244,575	56.50
2013	32,606	1,836,273	56.32	1,844,408	56.57	227,765	10,667,262	46.83	11,316,871	49.69
2014	8,365	567,810	67.88	606,798	72.54	479,715	18,846,653	39.29	20,281,742	42.28
2015	23,376	1,552,702	66.42	1,703,340	72.87	365,794	13,684,153	37.41	15,538,944	42.48
2016	7,887	444,176	56.32	492,530	62.45	944,246	37,415,133	39.62	40,370,768	42.75
2017	12,053	673,537	55.88	732,038	60.73	183,332	8,538,459	46.57	9,253,559	50.47
Thereafter	23,212	1,257,164	54.16	1,420,377	61.19	535,316	28,688,204	53.59	32,481,259	60.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1)(2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	40,123	1,321,303	32.93	1,523,083	37.96	—	—	—	—	—
Q4 2008	43,261	1,582,883	36.59	1,582,883	36.59	—	—	—	—	—

Total 2008	83,384	$2,904,185	$34.83	$3,105,965	$37.25	—	—	—	—	—

Q1 2009	16,177	$534,489	$33.04	$534,489	$33.04	—	$—	$—	$—	$—
Q2 2009	27,070	808,146	29.85	920,265	34.00	—	—	—	—	—
Q3 2009	72,400	2,730,544	37.71	2,776,069	38.34	—	—	—	—	—
Q4 2009	95,955	5,003,027	52.14	5,004,545	52.16	—	—	—	—	—

Total 2009	211,602	$9,076,206	$42.89	$9,235,368	$43.64	—	—	—	—	—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	2,094	184,046	87.89	149,656	71.47	42,217	1,505,349	35.66	1,672,739	39.62
Q4 2008	5,386	322,672	59.91	322,672	59.91	48,647	1,905,555	39.17	1,905,555	39.17

Total 2008	7,480	$506,719	$67.74	$472,329	$63.15	90,864	$3,410,904	$37.54	$3,578,294	$39.38

Q1 2009	22,658	$741,799	$32.74	$741,799	$32.74	38,835	$1,276,287	$32.86	$1,276,287	32.86
Q2 2009	1,022	102,875	100.66	103,852	101.62	28,092	911,021	32.43	1,024,117	36.46
Q3 2009	—	—	—	—	—	72,400	2,730,544	37.71	2,776,069	38.34
Q4 2009	—	—	—	—	—	95,955	5,003,027	52.14	5,004,545	52.16

Total 2009	23,680	$844,674	$35.67	$845,651	$35.71	235,282	$9,920,879	$42.17	$10,081,019	$42.85

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1)(2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	98,475	$7,325,002	$74.38	$7,328,008	$74.41	—	$—	$—	$—	$—
2009	122,607	10,108,733	82.45	10,127,596	82.60	—	—	—	—	—
2010	414,883	30,902,666	74.49	32,047,457	77.24	—	—	—	—	—
2011	172,814	15,155,232	87.70	15,415,434	89.20	—	—	—	—	—
2012	200,672	18,677,730	93.08	19,438,255	96.87	—	—	—	—	—
2013	68,542	5,165,873	75.37	8,356,397	121.92	—	—	—	—	—
2014	80,484	8,844,157	109.89	9,666,244	120.10	—	—	—	—	—
2015	151,131	13,730,661	90.85	14,515,071	96.04	—	—	—	—	—
2016	1,051,369	88,686,445	84.35	93,371,761	88.81	—	—	—	—	—
2017	1,279,064	104,364,702	81.59	119,154,899	93.16	—	—	—	—	—
Thereafter	3,329,667	236,902,103	71.15	283,966,447	85.28	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	901	$148,018	$164.28	$148,018	$164.28	99,376	$7,473,020	$75.20	$7,476,026	$75.23
2009	—	—	—	—	—	122,607	10,108,733	82.45	10,127,596	82.60
2010	7,998	1,923,595	240.51	1,923,595	240.51	422,881	32,826,261	77.63	33,971,052	80.33
2011	14,550	1,483,037	101.93	1,545,315	106.21	187,364	16,638,269	88.80	16,960,750	90.52
2012	72,515	7,339,978	101.22	7,422,429	102.36	273,187	26,017,708	95.24	26,860,684	98.32
2013	1,682	77,263	45.94	192,434	114.41	70,224	5,243,136	74.66	8,548,831	121.74
2014	11,368	1,266,652	111.42	1,474,396	129.70	91,852	10,110,809	110.08	11,140,639	121.29
2015	5,500	1,288,433	234.26	2,288,433	416.08	156,631	15,019,094	95.89	16,803,504	107.28
2016	89,901	8,960,310	99.67	13,922,294	154.86	1,141,270	97,646,756	85.56	107,294,055	94.01
2017	26,685	2,247,795	84.23	2,401,654	90.00	1,305,749	106,612,497	81.65	121,556,553	93.09
Thereafter	87,241	18,617,061	213.40	25,868,187	296.51	3,416,908	255,519,164	74.78	309,834,635	90.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1)(2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	66,066	5,033,661	76.19	5,036,667	76.24	—	—	—	—	—
Q4 2008	32,409	2,291,341	70.70	2,291,341	70.70	—	—	—	—	—

Total 2008	98,475	$7,325,002	$74.38	$9,830,596	$74.41	—	$—	$—	$—	$—

Q1 2009	2,109	$121,870	$57.79	$121,870	$57.79	—	$—	$—	—	$—
Q2 2009	32,272	2,905,829	90.04	2,917,339	90.40	—	—	—	—	—
Q3 2009	76,186	6,310,653	82.83	6,312,942	82.86	—	—	—	—	—
Q4 2009	12,040	770,380	63.99	775,444	64.41	—	—	—	—	—

Total 2009	122,607	$10,108,733	$82.45	$10,127,596	$82.60	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	350	26,070	74.49	26,070	74.49	66,416	5,059,731	76.18	5,062,737	76.23
Q4 2008	551	121,948	221.32	121,948	221.32	32,960	2,413,289	73.22	2,413,289	75.22

Total 2008	901	$148,018	$164.28	$148,018	$164.28	99,376	$7,473,020	$75.20	$7,476,026	$75.23

Q1 2009	—	$—	$—	—	$—	2,109	$121,870	$57.79	$121,870	$57.79
Q2 2009	—	—	—	—	—	32,272	2,905,829	90.04	2,917,339	90.40
Q3 2009	—	—	—	—	—	76,186	6,310,653	82.83	6,312,942	82.86
Q4 2009	—	—	—	—	—	12,040	770,380	63.99	775,444	64.41

Total 2009	—	$—	$—	$—	$—	122,607	$10,108,733	$82.45	$10,127,596	$82.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1)(2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	4,701	$145,085	$30.86	$75,085	$15.97	—	$—	$—	$—	$—
2009	220,558	8,104,232	36.74	8,104,232	36.74	—	—	—	—	—
2010	136,340	4,954,018	36.34	4,980,948	36.53	—	—	—	—	—
2011	432,667	14,882,115	34.40	15,150,970	35.02	—	—	—	—	—
2012	49,248	1,651,647	33.54	1,690,970	34.34	—	—	—	—	—
2013	177,850	5,698,615	32.04	6,115,920	34.39	—	—	—	—	—
2014	636,725	19,756,557	31.03	21,314,715	33.48	—	—	—	—	—
2015	154,152	4,554,145	29.54	5,077,343	32.94	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	4,701	$145,085	$30.86	$75,085	$15.97
2009	—	—	—	—	—	220,558	8,104,232	36.74	8,104,232	36.74
2010	—	—	—	—	—	136,340	4,954,018	36.34	4,980,948	36.53
2011	—	—	—	—	—	432,667	14,882,115	34.40	15,150,970	35.02
2012	—	—	—	—	—	49,248	1,651,647	33.54	1,690,970	34.34
2013	—	—	—	—	—	177,850	5,698,615	32.04	6,115,920	34.39
2014	—	—	—	—	—	636,725	19,756,557	31.03	21,314,715	33.48
2015	—	—	—	—	—	154,152	4,554,145	29.54	5,077,343	32.94
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	80,846	2,701,231	33.41	3,002,812	37.14
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1)(2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	4,701	145,085	30.86	75,085	15.97	—	—	—	—	—

Total 2008	4,701	$145,085	$30.86	$75,085	$15.97	—	$—	$—	$—	$—

Q1 2009	79,649	$3,109,973	$39.05	$3,109,973	$39.05	—	$—	$—	$—	$—
Q2 2009	11,085	346,400	31.25	346,400	31.25	—	—	—	—	—
Q3 2009	24,797	891,425	35.95	891,425	35.95	—	—	—	—	—
Q4 2009	105,027	3,756,434	35.77	3,756,434	35.77	—	—	—	—	—

Total 2009	220,558	$8,104,232	$36.74	$8,104,232	$36.74	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	4,701	145,085	30.86	75,085	15.97

Total 2008	—	$—	$—	$—	$—	4,701	$145,085	$30.86	$75,085	$15.97

Q1 2009	—	$—	$—	$—	$—	79,649	$3,109,973	$39.05	$3,109,973	$39.05
Q2 2009	—	—	—	—	—	11,085	346,400	31.25	346,400	31.25
Q3 2009	—	—	—	—	—	24,797	891,425	35.95	891,425	35.95
Q4 2009	—	—	—	—	—	105,027	3,756,434	35.77	3,756,434	35.77

Total 2009	—	$—	$—	$—	$—	220,558	$8,104,232	$36.74	$8,104,232	$36.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

CBD PROPERTIES

Lease Expirations (1)(2)

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	102,082	$5,691,635	$55.76	$5,729,075	$56.12	(3)	23,698	$1,136,794	$47.97	$1,136,794	$47.97
2009	264,648	11,998,514	45.34	11,938,708	45.11		394,372	15,935,577	$40.41	16,110,314	40.85
2010	109,491	4,970,020	45.39	5,025,583	45.90		357,055	18,054,016	$50.56	18,610,691	52.12
2011	805,024	44,333,226	55.07	45,983,367	57.12		140,677	7,722,765	$54.90	8,085,888	57.48
2012	504,334	24,580,698	48.74	24,788,779	49.15		167,676	7,278,927	$43.41	7,398,731	44.13
2013	244,820	13,513,352	55.20	14,915,376	60.92		28,633	1,342,994	$46.90	1,469,220	51.31
2014	504,753	23,504,589	46.57	23,396,963	46.35		54,268	2,690,728	$49.58	3,009,904	55.46
2015	320,562	15,668,909	48.88	16,851,377	52.57		337,833	18,360,523	$54.35	20,822,887	61.64
2016	296,421	21,946,900	74.04	22,636,123	76.36		57,782	2,696,311	$46.66	3,170,178	54.86
2017	106,064	6,278,228	59.19	6,848,641	64.57		753,605	40,166,057	$53.30	44,124,864	58.55
Thereafter	1,268,990	51,032,010	40.21	78,208,751	61.63		1,344,381	66,959,071	$49.81	89,928,074	66.89

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	99,376	$7,473,020	$75.20	$7,476,026	$75.23		53,910	$2,430,204	$45.08	$2,597,595	$48.18
2009	122,607	10,108,733	82.45	10,127,596	82.60		152,420	7,412,879	48.63	7,416,544	48.66
2010	422,881	32,826,261	77.63	33,971,052	80.33		194,852	10,657,127	54.69	10,982,853	56.37
2011	187,364	16,638,269	88.80	16,960,750	90.52		312,976	23,856,593	76.22	24,415,297	78.01
2012	273,187	26,017,708	95.24	26,860,684	98.32		265,533	14,651,591	55.18	15,479,480	58.30
2013	70,224	5,243,136	74.66	8,548,831	121.74		217,754	10,364,781	47.60	10,970,048	50.38
2014	91,852	10,110,809	110.08	11,140,639	121.29		223,413	10,245,285	45.86	10,942,224	48.98
2015	156,631	15,019,094	95.89	16,803,504	107.28		143,832	6,821,765	47.43	7,376,942	51.29
2016	1,141,270	97,646,756	85.56	107,294,055	94.01		815,858	34,393,770	42.16	36,713,056	45.00
2017	1,305,749	106,612,497	81.65	121,556,553	93.09		183,332	8,538,459	46.57	9,253,559	50.47
Thereafter	3,416,908	255,519,164	74.78	309,834,635	90.68		535,316	28,688,204	53.59	32,481,259	60.68

	Princeton/East Brunswick						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2009	—	—	—	—	—		—	—	—	—	—
2010	—	—	—	—	—		—	—	—	—	—
2011	—	—	—	—	—		—	—	—	—	—
2012	—	—	—	—	—		—	—	—	—	—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.
(3)	Includes 4,626 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $45.24 and rent on expiring leases with future step-up is $45.24 per square foot in 2008.

Boston Properties, Inc.

Second Quarter 2008

SUBURBAN PROPERTIES

Lease Expirations (1)(2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	144,869	$4,911,677	$33.90	$4,911,677	$33.90	128,174	$2,639,305	$20.59	$2,639,305	$20.59
2009	562,118	18,173,127	32.33	18,317,433	32.59	429,590	14,165,816	32.98	14,230,901	33.13
2010	500,164	14,583,824	29.16	15,260,562	30.51	573,349	18,327,972	31.97	18,606,844	32.45
2011	494,068	13,388,047	27.10	13,653,417	27.63	702,005	23,406,336	33.34	24,782,714	35.30
2012	758,991	23,047,936	30.37	24,789,640	32.66	782,123	30,336,453	38.79	32,284,535	41.28
2013	123,307	3,128,233	25.37	3,705,668	30.05	120,722	3,906,393	32.36	4,246,748	35.18
2014	135,949	3,502,263	25.76	3,910,196	28.76	620,659	18,668,139	30.08	20,989,978	33.82
2015	87,931	2,041,645	23.22	2,501,591	28.45	248,770	8,093,337	32.53	9,428,730	37.90
2016	214,824	6,866,071	31.96	7,664,387	35.68	147,489	4,951,069	33.57	6,123,189	41.52
2017	145,556	4,199,730	28.85	5,170,704	35.52	151,800	5,595,181	36.86	6,384,323	42.06
Thereafter	301,276	7,505,437	24.91	7,221,075	23.97	566,837	20,588,791	36.32	19,960,254	35.21

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	36,954	$980,700	$26.54	$980,700	$26.54
2009	—	—	—	—	—	82,862	2,508,000	30.27	2,664,475	32.16
2010	—	—	—	—	—	573,297	8,501,734	14.83	8,971,406	15.65
2011	—	—	—	—	—	84,901	1,357,702	15.99	1,841,509	21.69
2012	—	—	—	—	—	22,007	693,390	31.51	765,095	34.77
2013	—	—	—	—	—	10,011	302,480	30.21	346,823	34.64
2014	—	—	—	—	—	256,302	8,601,368	33.56	9,339,517	36.44
2015	—	—	—	—	—	221,962	6,862,388	30.92	8,162,001	36.77
2016	—	—	—	—	—	128,388	3,021,363	23.53	3,657,712	28.49
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	4,701	$145,085	$30.86	$75,085	$15.97	—	$—	$—	$—	$—
2009	220,558	8,104,232	36.74	8,104,232	36.74	—	—	—	—	—
2010	136,340	4,954,018	36.34	4,980,948	36.53	—	—	—	—	—
2011	432,667	14,882,115	34.40	15,150,970	35.02	—	—	—	—	—
2012	49,248	1,651,647	33.54	1,690,970	34.34	—	—	—	—	—
2013	177,850	5,698,615	32.04	6,115,920	34.39	—	—	—	—	—
2014	636,725	19,756,557	31.03	21,314,715	33.48	—	—	—	—	—
2015	154,152	4,554,145	29.54	5,077,343	32.94	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties.

Boston Properties, Inc.

Second Quarter 2008

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2008	Second Quarter 2007	Percent Change	Year to Date 2008	Year To Date 2007	Percent Change
Occupancy	83.7%	82.9%	0.9%	76.2%	78.4%	-2.9%
Average Daily Rate	$236.58	$229.81	2.9%	$208.59	$202.76	2.9%
Revenue per available room	$197.94	$190.52	3.9%	$161.32	$158.86	1.5%

OCCUPANCY ANALYSIS Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07
Greater Boston	96.9%	96.4%	88.0%	84.5%	92.8%	90.9%
Greater Washington	99.5%	97.8%	96.9%	99.2%	98.0%	98.6%
Midtown Manhattan	99.9%	99.5%	n/a	n/a	99.9%	99.5%
Princeton/East Brunswick, NJ	n/a	n/a	82.2%	86.7%	82.2%	86.7%
Greater San Francisco	90.9%	87.0%	99.0%	97.0%	93.1%	89.7%

Total Portfolio	97.2%	95.8%	91.4%	91.8%	94.8%	94.1%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07	30-Jun-08	30-Jun-07
Total Office Portfolio	97.1%	95.7%	93.1%	93.3%	95.5%	94.7%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	79.9%	81.9%	83.5%

Total Portfolio	97.2%	95.8%	91.4%	91.8%	94.8%	94.1%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Second Quarter 2008

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	100	20	1	121
Square feet	27,797,281	1,659,294	330,400	29,786,975
Percent of in-service properties	92.4%	100.0%	100.0%	92.8%
Occupancy @ 6/30/2007	94.7%	83.5%	—	94.1%
Occupancy @ 6/30/2008	95.5%	81.9%	—	94.8%
Percent change from 2nd quarter 2008 over 2nd quarter 2007 (2):
Rental revenue	3.6%	4.1%	3.9%
Operating expenses and real estate taxes	3.9%	2.4%	0.6%
Net Operating Income (3)—excluding hotel and unconsolidated joint ventures				3.5	%(2)
Net Operating Income (3)—Hotel				11.1	%(2)
Net Operating Income—BXP’s share of joint ventures				-7.3	% (2)
Net Operating Income—Total				3.3%
Rental revenue—cash basis	3.6%	1.5%	3.9%
Net Operating Income (3)—cash basis (4) excluding unconsolidated joint ventures	3.4%	1.1%		3.3	%(2)
Net Operating Income (3)—cash basis (4)—Hotel				11.1	%(2)
Net Operating Income—cash basis (4)—BXP’s share of joint ventures				0.6	%(2)
Net Operating Income—Total				3.3%

Same Property Lease Analysis - quarter ended June 30, 2008
		Office	Office/Technical	Total
Vacant space available @ 4/1/2008 (sf)		1,310,245	300,275	1,610,520
Square footage of leases expiring or terminated 4/1/2008-6/30/2008		630,575	—	630,575

Total space for lease (sf)		1,940,820	300,275	2,241,095

New tenants (sf)		357,728	—	357,728
Renewals (sf)		109,401	—	109,401

Total space leased (sf)		467,129	—	467,129

Space available @ 6/30/2008 (sf)		1,473,691	300,275	1,773,966

Net (increase)/decrease in available space (sf)		(163,446)	—	(163,446)
2nd generation Average lease term (months)		65	—	65
2nd generation Average free rent (days)		44	—	44
2nd generation TI/Comm PSF		$22.01	$—	$—
Increase (decrease) in 2nd generation gross rents		12.10%	0.00%	12.10%
Increase (decrease) in 2nd generation net rents		17.16%	0.00%	17.16%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI, see page 50.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 350,616 square feet.

Boston Properties, Inc.

Second Quarter 2008

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	6/30/2008	6/30/2007
	(in thousands)
Net income available to common shareholders	$79,534	$102,344
Gains on sales of real estate from discontinued operations, net of minority interest	—	(11,716)
Income from discontinued operations, net of minority interest	—	(1,357)
Gains on sales of real estate, net of minority interest	(5,303)	—
Minority interest in Operating Partnership	14,009	16,840
Income from unconsolidated joint ventures	(1,855)	(17,268)
Minority interest in property partnership	420	—

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	86,805	88,843
Add:
Losses from early entinguishments of debt		—
Net derivative losses	(257)	—
Depreciation and amortization	74,389	73,921
Interest expense	64,564	73,743
General and administrative expense	17,467	16,291
Subtract:
Interest and other income	(4,115)	(26,205)
Development and management services income	(6,460)	(5,130)

Consolidated Net Operating Income	$232,393	$221,463
Income from unconsolidated joint ventures (BXP’s share)	16,560	5,862

Combined Net Operating Income	248,953	227,325

Same Property Net Operating Income	$234,040	$226,541
Net operating income from non Same Properties (1)	13,404	56
Termination income	1,509	728

Consolidated Net Operating Income	$248,953	$227,325

Same Property Net Operating Income	$234,040	$226,541
Less straight-line rent and fair value lease revenue	11,067	10,719

Same Property Net Operating Income—cash basis	$222,973	$215,822

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2008

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-08	30-Jun-07	Change	Change	30-Jun-08	30-Jun-07	Change	Change
Rental Revenue	$331,553	$320,715			$11,266	$10,818
Less Termination Income	—	728			—	—

Rental revenue—subtotal	331,553	319,987	11,566	3.6%	11,266	10,818	448	4.1%
Operating expenses and real estate taxes	114,303	109,962	4,341	3.9%	3,142	3,068	74	2.4%

Net Operating Income (1)	$217,250	$210,025	$7,225	3.4%	$8,124	$7,750	$374	4.8%

Rental revenue—subtotal	$331,553	$319,987			$11,266	$10,818
Less straight line rent and fair value lease revenue	10,817	10,300	517	5.0%	300	12	288	2400.0%

Rental revenue—cash basis	320,736	309,687	11,049	3.6%	10,966	10,806	160	1.5%
Less:
Operating expenses and real estate taxes	114,303	109,962	4,341	3.9%	3,142	3,068	74	2.4%

Net Operating Income (2)—cash basis	$206,433	$199,725	$6,708	3.4%	$7,824	$7,738	$86	1.1%

	Sub-Total				Hotel
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-08	30-Jun-07	Change	Change	30-Jun-08	30-Jun-07	Change	Change
Rental Revenue	$342,819	$331,533			$9,708	$9,345
Less Termination Income	—	728			—	—

Rental revenue—subtotal	342,819	330,805	12,014	3.6%	9,708	9,345	$363	3.9%
Operating expenses and real estate taxes	117,445	113,030	4,415	3.9%	6,449	6,412	37	0.6%

Net Operating Income (1)	$225,374	$217,775	$7,599	3.5%	$3,259	$2,933	$326	11.1%

Rental revenue—subtotal	$342,819	$330,805			$9,708	$9,345
Less straight line rent and fair value lease revenue	11,117	10,312	805	7.8%	(1)	(1)	—	0.0%

Rental revenue—cash basis	331,702	320,493	11,209	3.5%	9,709	9,346	363	3.9%
Less:
Operating expenses and real estate taxes	117,445	113,030	4,415	3.9%	6,449	6,412	37	0.6%

Net Operating Income (2)—cash basis	$214,257	$207,463	$6,794	3.3%	$3,260	$2,934	$326	11.1%

	Joint Venture				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-08	30-Jun-07	Change	Change	30-Jun-08	30-Jun-07	Change	Change
Rental Revenue	$10,412	$8,967			$362,939	$349,845
Less Termination Income	1,509	—			1,509	728

Rental revenue—subtotal	8,903	8,967	$(64)	-0.7%	361,430	349,117	12,313	3.5%
Operating expenses and real estate taxes	3,496	3,134	362	11.6%	127,390	122,576	4,814	3.9%

Net Operating Income (1)	$5,407	$5,833	$(426)	-7.3%	$234,040	$226,541	$7,499	3.3%

Rental revenue—subtotal	$8,903	$8,967			$361,430	$349,117
Less straight line rent and fair value lease revenue	(49)	408	(457)	-112.0%	11,067	10,719	348	3.2%

Rental revenue—cash basis	8,952	8,559	393	4.6%	350,363	338,398	11,965	3.5%
Less:
Operating expenses and real estate taxes	3,496	3,134	362	11.6%	127,390	122,576	4,814	3.9%

Net Operating Income (2)—cash basis	$5,456	$5,425	$31	0.6%	$222,973	$215,822	$7,151	3.3%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 50.

Boston Properties, Inc.

Second Quarter 2008

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2008

	Office	Office/Technical	Total
Vacant space available @ 4/1/2008 (sf)	1,119,861	300,275	1,420,136
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	11,541	—	11,541
Leases expiring or terminated 4/1/2008-6/30/2008 (sf)	652,235	—	652,235

Total space for lease (sf)	1,783,637	300,275	2,083,912

New tenants (sf)	361,267	—	361,267
Renewals (sf)	109,401	—	109,401

Total space leased (sf)	470,668	—	470,668 (1)

Space available @ 6/30/2008 (sf)	1,312,969	300,275	1,613,244

Net (increase)/decrease in available space (sf)	(193,108)	—	(193,108)
2nd generation Average lease term (months)	66	—	66
2nd generation Average free rent (days)	45	—	45
2nd generation TI/Comm PSF	$22.00	$—	$22.00
Increase (decrease) in 2nd generation gross rents (2)	12.53%	0.00%	12.53%
Increase (decrease) in 2nd generation net rents (3)	17.74%	0.00%	17.74%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	230,665	11.72%	19.30%	230,665	645,205
Washington	3,361	88,490	-4.59%	-7.38%	91,851	162,732
New York	—	9,352	110.85%	162.50%	9,352	5,459
San Francisco	—	59,865	20.91%	29.83%	59,865	104,460
Princeton	—	78,935	3.01%	1.40%	78,935	18,016

	3,361	467,307	12.53%	17.74%	470,668	935,872

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 350,794.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 350,794.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.

Boston Properties, Inc.

Second Quarter 2008

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2008	Q1 2008		2007	2006		2005
Recurring capital expenditures	$5,075	$4,296		$36,599	$25,718		$22,369

Planned non-recurring capital expenditures associated with acquisition properties	644	15		1,490	3,869		2,957

Hotel improvements, equipment upgrades and replacements	289	993	(1)	1,127	7,969	(2)	4,097

	$6,008	$5,304		$39,216	$37,556		$29,423

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2008	Q1 2008	2007	2006	2005
Office
Square feet	467,307	744,687	3,201,812	2,972,996	2,749,079

Tenant improvement and lease commissions PSF	$22.00	$35.72	$23.88	$29.14	$28.75

Office/Technical
Square feet	—	—	226,692	33,400	82,753

Tenant improvement and lease commissions PSF	$—	$—	$26.62	$—	$2.89

Average tenant improvement and lease commissions PSF	$22.00	$35.72	$24.06	$28.82	$28.00

(1)	Includes approximately $723,000 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2008

ACQUISITIONS/DISPOSITIONS

as of June 30, 2008

ACQUISITIONS

For the period from January 1, 2008 through June 30, 2008

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
250 West 55th Street (Development Rights)	May-08	N/A	$34,200,000	$—	(1)	$34,200,000	N/A
The General Motors Building (60% ownership interest)	Jun-08	1,786,637	1,675,000,000	—		1,675,000,000	99%

Total Acquisitions		1,786,637	$1,709,200,000	$—		$1,709,200,000	99%

DISPOSITIONS For the period from January 1, 2008 through June 30, 2008
Property			Date Disposed	Square Feet		Gross Sales Price	Book Gain
280 Park Avenue (2)			Jun-06	—		$—	$23,438,000
Mountain View Research/Technology Parks (3)			Jan-08	736,268		221,600,000	—
20 F Street Land (4)			Apr-08	—		33,700,000	6,203,000

Total Dispositions				736,268		$255,300,000	$29,641,000

(1)	Anticipated future investment on development projects are not included.
(2)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the year ended December 31, 2007, the Company signed an additional qualifying lease for 22,250 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. During the three months ended March 31, 2008, the Company signed an additional qualifying lease for 17,454 net rentable square feet resulting in the recognition of approximately $23.4 million of additional book gain. As of March 31, 2008, the master lease obligation totaled approximately $2.3 million.
(3)	On January 7, 2008, the Company transferred at cost the Mountain View properties to the Value-Added Fund.
(4)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $22.3 million has been deferred and will be recognized over the construction period.

Boston Properties, Inc.

Second Quarter 2008

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2008

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 6/30/2008(2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	68,522,779	79,707,173	—	—	11,184,394	100%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	183,786,628	213,800,000	200,000,000	168,467,650	—	83%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	43,203,486	60,536,931	—	—	17,333,445	20%
Annapolis Junction (50% ownership)	Q4 2008	Q4 2009	Annapolis, MD	1	117,600	22,884,258	32,600,000	22,750,000	14,416,436	1,382,178	0%
Wisconsin Place (66.67% ownership) (5)	Q2 2009	Q4 2010	Chevy Chase, MD	1	290,000	58,559,588	93,500,000	79,970,501	37,576,412	—	55%
Democracy Tower (formerly South of Market—Phase II)	Q3 2009	Q3 2010	Reston, VA	1	225,000	32,021,835	87,200,000	65,000,000	7,744,191	—	77%
701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	8,123,919	34,000,000	—	—	25,876,081	100%
250 West 55th	Q1 2010	Q4 2010	New York, NY	1	1,000,000	378,697,214	910,000,000	—	—	531,302,786	22%
280 Congress Street (Russia Wharf) (6)	Q1 2011	Q1 2012	Boston, MA	2	815,000	171,688,230	550,000,000	—	—	378,311,770	78	% (8)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	17,889,389	380,000,000	—	—	360,346,611	0%

Total Properties under Construction				14	4,392,600	$985,377,326	$2,441,344,104	$367,720,501	$228,204,689	$1,325,737,265	50	% (8)

PROJECTS PLACED-IN-SERVICE DURING 2008

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (3)	Estimated Total Investment (3)	Debt	Drawn at June 30, 2008	Estimated Future Equity Requirement	Percentage Leased
505 9th Street (50% ownership)	Q4 2007	Q1 2008	Washington, D.C.	1	323,000	$66,695,305	$65,000,000	$65,000,000	$65,000,000	—	100%

Total Projects Placed in Service				1	323,000	$66,695,305	$65,000,000	$65,000,000	$65,000,000	$—	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (10)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$20.93	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	63.2%	23.52	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	66.4%	13.03	N	S	683,000

Total Properties held for Re-Development		11	477,448	56.8%	$17.28			1,748,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of July 21, 2008.
(5)	Includes approximately $34.5 million of land and infrastructure costs invested to date.
(6)	Includes 235,000 square feet of residential space for rent or for sale and 28,000 square feet of retail space.
(7)	Includes 330,000 square feet of residential space for rent or sale.
(8)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.
(9)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(10)	Included in developable square feet of Value Creation Pipeline—Owned Land Parcels on page 49.

Boston Properties, Inc.

Second Quarter 2008

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2008

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	850,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (3)	1.2	546,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	437.9	9,625,000

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS

as of June 30, 2008

		Approximate Developable
Location	Acreage	Square Feet
Princeton, NJ (4)	143.1	1,780,000
New York, NY (50% ownership)	1.0	850,000
Cambridge, MA (5)	—	200,000

	144.1	2,830,000

(1)	Properties on-site are held for future re-development and are referenced on page 48.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	Includes approximately 250,000 square feet of Residential development.
(4)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(5)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Second Quarter 2008

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation and net derivative losses, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Consolidated Debt to Total Market Capitalization Ratio

Consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, but excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Combined Debt to Total Market Capitalization Ratio

Combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the Company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, but excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage (including our share of unconsolidated joint venture debt) could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the combined debt to total combined market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties includes unconsolidated joint ventures. We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.